NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Small Cap Value Fund (formerly, Nationwide Bailard Cognitive Value Fund)
Nationwide Bailard Technology Fund (formerly, Nationwide Bailard Technology & Science Fund)
Nationwide BNY Mellon Dynamic U.S. Core Fund
Nationwide BNY Mellon Dynamic U.S. Equity Income Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide GQG US Quality Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Renaissance Small Cap Growth Fund (formerly, Nationwide WCM Focused Small Cap Fund)
Supplement dated March 13, 2026
to the Prospectus dated March 2, 2026
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Renaissance Small Cap Growth Fund (the “Fund”)

1.	Effective immediately, the Prospectus is amended as follows:

a.	The last paragraph under the heading “Principal Investment Strategies” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund transitioned to a new subadviser effective February 23, 2026. This transition, together with trading activity associated with past shareholder redemptions, has led to the Fund having significant embedded realized capital gains.

b.	The last paragraph under the heading “How the Funds Invest – Principal Investment Strategies” on page 61 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund transitioned to a new subadviser effective February 23, 2026. This transition, together with trading activity associated with past shareholder redemptions, has led to the Fund having significant embedded realized capital gains.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE